UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

Applied DNA Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of Principal Executive Offices) (Zip Code)

631-240- 8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The NASDAQ Capital Market
Warrants to purchase Common Stock	APDNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Applied DNA Sciences, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting with the stockholders’ final voting results as set forth below:

Proposal 1 - to elect our board of directors, consisting of James A. Hayward, John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Charles S. Ryan, Yacov A. Shamash, Sanford R. Simon, and Elizabeth Schmalz Ferguson, each for a one-year term or until their successors are duly elected and qualified:

Directors	For	Withheld	Broker Non-Votes
James A. Hayward	13,558,353	425,790	16,891,723
John Bitzer, III	12,680,205	1,303,938	16,891,723
Robert B. Catell	13,556,403	427,740	16,891,723
Joseph D. Ceccoli	13,383,896	600,247	16,891,723
Charles S. Ryan	13,379,010	605,133	16,891,723
Yacov A. Shamash	13,362,980	621,163	16,891,723
Elizabeth Schmalz Ferguson	13,561,715	422,428	16,891,723
Sanford R. Simon	13,559,011	425,132	16,891,723

 Proposal 2 - to approve an amendment of the 2005 Incentive Stock Plan to increase the number of shares of our common stock that can be issued pursuant thereto from 8,333,333 to 14,333,333:

For	Against	Abstain
12,120,795	1,767,973	95,375

Broker Non-Vote – 16,891,723

Proposal 3 - to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain
12,234,869	1,558,236	191,038

Broker Non-Vote – 16,891,723

Proposal 4 - to approve, on a non-binding, advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
1,922,276	172,094	11,545,087	344,686

Broker Non-Vote –16,891,723

Proposal 5 - to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2019:

For	Against	Abstain
30,304,572	432,648	138,646

Broker Non-Vote – 0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

/s/ James A. Hayward
James A. Hayward Chief Executive Officer

Date: May 20, 2019